EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C.,  SECTION 1350,

AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT  OF 2002

In connection with the Quarterly Report of New Ulm Telecom, Inc. on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bill D. Otis, Chief Executive Officer of New Ulm Telecom, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,  that:

    1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Ulm Telecom, Inc.

Date: November 12, 2013	/s/ Bill D. Otis
Bill D. Otis,
President and Chief Executive Officer